COLUMBIA FUNDS SERIES TRUST I

COLUMBIA EMERGING MARKETS FUND

(the “Fund”)

Supplement dated August 20, 2012 to the

Fund’s Class Z prospectus dated August 1, 2012

Effective immediately, the following changes are hereby made to the prospectus for the Fund:

1.	The bar chart under the section of the prospectus for the Fund entitled “Performance Information” is deleted in its entirety and replaced with the following disclosure:

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart shows how the Fund’s Class Z share performance has varied for each full calendar year shown.

* Year-to-date return as of June 30, 2012: 5.41%

Shareholders should retain this Supplement for future reference.

C-1138-1 A (8/12)